Acquisition of the Judith Ripka Trademarks (Tables)	9 Months Ended
Sep. 30, 2014
Asset Acquisition [Abstract]
Schedule of Asset Acquisition [Table Text Block]
The aggregate purchase price was allocated to the following assets based on the fair market value of the assets on the date of acquisition:

Allocated to:
Trademarks	$24,600,000
Copyrights & other intellectual property	190,000
Total acquisition price	$24,790,000

The following represents the aggregate purchase price of $24.8 million, including legal and other fees of $0.39 million:

Cash paid	$11,975,000
Installment payment due October 1, 2014	1,000,000
Installment payment due April 1, 2015	1,190,000
JR Seller Notes (at fair value, see Note 6)	4,165,000
Fair value of common stock issued (571,429 shares)	2,286,000
Ripka Earn-Out obligation (at fair value, see Note 6)	3,784,000
Direct transaction expenses	390,000
Total consideration	$24,790,000